                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Under Rule 14a-12

                           NEUROBIOLOGICAL TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5) Total fee paid:

-------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

-------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3) Filing Party:

-------------------------------------------------------------------------------
     (4) Date Filed:

-------------------------------------------------------------------------------

[LOGO] NTI Logo

                      NEUROBIOLOGICAL TECHNOLOGIES, INC.
                          3260 Blume Drive, Suite 500
                          Richmond, California 94806
                                (510) 262-1730

                                October 9, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Neurobiological Technologies, Inc. The Annual Meeting will be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California on Thursday, November 15, 2001 at 10 a.m., local time.

   The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

   At your earliest convenience and after you have read the enclosed Proxy Statement, please mark, date and sign the enclosed proxy and return in the enclosed prepaid envelope addressed to ChaseMellon Shareholder Services, our transfer agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

   A copy of the Company's Annual Report on Form 10-K is also enclosed.

   The Board of Directors and Management look forward to seeing you at the Annual Meeting.

                                          Sincerely yours,


                                          /s/ Paul E. Frieman.
                                          Paul E. Freiman
                                          President and Chief Executive Officer

                      NEUROBIOLOGICAL TECHNOLOGIES, INC.

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD THURSDAY, NOVEMBER 15, 2001

                               -----------------

THE STOCKHOLDERS OF NEUROBIOLOGICAL TECHNOLOGIES, INC.:

   The Annual Meeting of Stockholders of Neurobiological Technologies, Inc. ("NTI" or the "Company") will be held at the St. Francis Yacht Club, On The Marina, San Francisco, California, on Thursday, November 15, 2001 at 10 a.m., local time, for the following purposes:

    1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

    2. To approve an amendment to the Company's Amended and Restated 1993 Stock Plan to increase the number of shares issuable under the plan by 200,000 to a total of 2,700,000 shares.

    3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

    4. To transact such other business as properly may come before the meeting or any adjournments or postponements of the meeting.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on September 21, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. A complete list of stockholders entitled to notice of and to vote at the Annual Meeting will be available at the Company's offices, 3260 Blume Drive, Suite 500, Richmond, California, for ten days before the meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                          By Order of the Board of Directors,

                                          /s/ Paul E. Frieman
                                          Paul E. Freiman
                                          President and Chief Executive Officer

Richmond, California
October 9, 2001

                                   IMPORTANT

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

                      NEUROBIOLOGICAL TECHNOLOGIES, INC.
                          3260 BLUME DRIVE, SUITE 500
                              RICHMOND, CA 94806
                                (510) 262-1730

                               -----------------

                                PROXY STATEMENT

                               -----------------


   The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Neurobiological Technologies, Inc., a Delaware corporation ("NTI" or the "Company"). The proxy is solicited for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California, on Thursday, November 15, 2001 at 10 a.m., local time, and at any and all adjournments or postponements thereof. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 9, 2001.

                INFORMATION CONCERNING SOLICITATION AND VOTING

   Only stockholders of record at the close of business on September 21, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on September 21, 2001, the Company had outstanding 17,503,699 shares of Common Stock, par value $.001 per share ("Common Stock"), and 1,582,000 shares of Series A Preferred Stock, par value $.001 per share (the "Preferred Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are entitled one vote for each share of Preferred Stock held. The holders of Common Stock and Preferred Stock will vote together as a single class on all matters described in this proxy statement. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

   All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified in the proxy. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the nominees listed in this proxy statement and for approval of the other proposals described in this proxy statement.

   Directors are elected by a plurality vote. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each such matter. Votes will be tabulated as follows: (1) abstentions are treated as votes against a proposal;
(2) executed proxies are voted as indicated on the proxy; (3) executed proxies with no preferences are treated as votes for a proposal; and (4) broker non-votes have no effect on the vote for a proposal. A broker non-vote occurs when a broker lacks the authority to vote on some proposals. Abstentions and broker non-votes are counted as present or represented at the Annual Meeting for purposes of determining whether a quorum is present.

   Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by delivering an instrument of revocation prior to the Annual Meeting to the Company, by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

   The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's stock.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

   The Board proposes the election of the following six directors of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

   All six nominees are currently serving as directors of the Company. The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee, and the year during which the nominee first was elected or appointed a director.

                                                                                  Director
                                                                                Continuously
     Name                   Age                Position with NTI                   Since
     ----                   --- ----------------------------------------------- ------------
Paul E. Freiman............ 67  President, Chief Executive Officer and Director     1997
Abraham E. Cohen........... 65  Chairman of the Board of Directors                  1993
Enoch Callaway, M.D........ 77  Director                                            1987
Theodore L. Eliot, Jr...... 73  Director                                            1992
Abraham D. Sofaer.......... 63  Director                                            1997
John B. Stuppin............ 68  Director                                            1988

   Paul E. Freiman joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation, where he had a long and successful career and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex's lead product Naprosyn and was responsible for moving the product to over-the-counter status, marketed by Proctor & Gamble as Aleve. Mr. Freiman currently serves as chairman of the boards of Digital GeneTechnologies, Inc., a private genomics company, and SciGen Pte. Ltd. Mr. Freiman currently serves on the boards of Penwest Pharmaceutical Co., Calypte Biomedical Corporation, Omware, Inc., PHYTOS Inc., and Otsuka America Pharmaceuticals, Inc. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

   Lisa U. Carr, M.D., Ph.D. was appointed Vice President of Medical Affairs in September 1998. Prior to joining the Company in June 1998 as Director of Medical Affairs, Dr. Carr was Associate Medical Director at the Institute of Clinical Immunology and Infectious Diseases at Syntex Development Research in Palo Alto, California. Dr. Carr has more than eight years of international industry experience in conducting clinical drug trials in immunosuppression, nephrology, neurology, gastroenterology and cardiovascular disorders. She was Lead Clinical Research Physician at Syntex, directing a pivotal clinical trial of mycophenolate mofetil (IND and NDA approved for solid organ transplantation). Dr. Carr holds a medical degree and a Ph.D. magna cum laude from the University of Munich in Germany.

   Abraham E. Cohen has been a director of the Company since March 1993 and has been Chairman of the Board of Directors since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division ("MSDI"). While at Merck, he played a key role in the development of Merck's international business, initially in Asia, then in Europe and, subsequently, as President of MSDI, which manufactures and markets human health products outside the United States. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He was a director of Agouron Pharmaceuticals, Inc. until its merger with Warner-Lambert Company. He is currently a director of seven other public companies: Akzo Nobel N.V., Axonyx, Inc., Chugai Pharmaceutical Co., Pharmaceutical Product Development, Inc., Smith Barney Mutual Funds, Teva Pharmaceutical Industries, Ltd. and Vasomedical, Inc. Additionally, he serves as a Trustee on The Population Council.

   Enoch Callaway, M.D. is a founder and former employee of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as Chairman of the Board of Directors of the Company from September 1987 to November 1990, as Co-Chairman of the Board of the Company from November 1990 until August 1993, as Vice President of the Company from September 1988 until August 1993 and as Secretary of the Company from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1986. Dr. Callaway was Staff Psychiatrist, SFVAMC, 1996-1997. He is a member of the IRB for SAM Technologies, Inc. and Abratek, Inc. Dr. Callaway is a Director of Phytos, Inc. He holds A.B. and M.D. degrees from Columbia University.

   Theodore L. Eliot, Jr. has served as a director of the Company since August 1992. Previously, he served as a director of the Company from September 1988 until April 1992, and as a Vice President of the Company from September 1988 until September 1991. Mr. Eliot retired from the United States Department of State in 1978, after a 30-year career in which he held senior posts in Washington and was Ambassador to Afghanistan. He was Dean of the Fletcher School of Law and Diplomacy from 1978 to 1985 and a Director of Raytheon Co. from 1983 to 1998. He is currently a director of Fiberstars, Inc. and of several non-profit organizations. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

   Abraham D. Sofaer has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. He has also been a Professor of Law (by courtesy) at Stanford Law School since 1997. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard and Reed in Washington, D.C., where he represented several major U.S. public companies. From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), a leading organization in the area of resolution of disputes outside litigation. He has mediated major commercial cases. Additionally, he acts regularly as an arbitrator in merger-acquisition disputes, commercial cases involving valuation of technology, and securities class action suits. Mr. Sofaer is on the International Advisory Board of Chugai Biopharmaceuticals, Inc., a director of Koret Israel Economic Development Fund and a Trustee of the National Museum of Jazz. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. from New York University.

   John B. Stuppin is a founder and employee of the Company and has served as a director of the Company since September 1988. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, from November 1990 to August 1993 as Co-Chairman of the Board of Directors, from October 1990 until September 1991 as Executive Vice President, and from April 1991 until July 1994 as Treasurer. He also served as acting Chief Financial Officer of the Company from the Company's inception through December 1993. Mr. Stuppin is an investment banker and a venture capitalist. He has over 25 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is chairman of the board of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia College.

The Board of Directors recommends a vote "FOR" election of the nominees set forth above.

Board Meetings and Committees

   The Board held six meetings during the fiscal year ended June 30, 2001. All directors attended at least 75% of the aggregate number of meetings of the Board and of committees on which such directors serve. The Board has appointed a Compensation Committee, an Audit Committee and a Nominating Committee.

   The members of the Compensation Committee are Theodore L. Eliot, Jr. and Abraham D. Sofaer. The Compensation Committee held two meetings during fiscal 2001. The Compensation Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, including the administration of and granting of options under the Company's 1993 Stock Plan and Amended and Restated Employee Stock Purchase Plan.

   The members of the Audit Committee are Theodore L. Eliot, Jr., Abraham E. Cohen, and Abraham D. Sofaer. The Audit Committee held two meetings during fiscal 2001. In addition, the Committee Chairman, Mr. Cohen, held three telephonic meetings with the Company's auditors. The Committee's principal functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board in evaluating the auditor's examination and supervise the Company's financial and accounting organization and financial reporting. The Audit Committee is governed by a written charter approved by the Board and each member qualifies as "independent" under NASD standards.

   The members of the Nominating Committee are Dr. Enoch Callaway and John B. Stuppin. The Nominating Committee held no meetings during fiscal 2001. The Nominating Committee is responsible for matters relating to the composition of the Board of Directors, including recruitment, nomination and succession. No nominations were received from stockholders, and no procedures have been established for any such nominations.

Directors' Compensation

   Dr. Callaway was paid $15,000 during fiscal 2001 for consulting services rendered to the Company pursuant to a consulting agreement. Mr. Stuppin was paid $13,008 during fiscal 2001 as an employee of the Company. Mr. Cohen was paid $5,000 during fiscal 2001 for consulting services, and he is reimbursed for his expenses for each meeting attended.

   Non-employee directors are currently eligible to participate in the Company's 1993 Stock Plan. Subject to the 1993 Stock Plan, each new non-employee director of the Company will receive an option to purchase 5,000 shares of Common Stock on the date of his or her election to the Board with an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, each non-employee director continuing to serve on the Board will also receive an automatic annual grant of an option to purchase 1,000 shares of Common Stock after each annual meeting of the Company's stockholders.

   In November 2000, Dr. Callaway and Messrs. Cohen, Eliot and Sofaer were each granted an option to purchase 1,000 shares of Common Stock at an exercise price of $5.6875 per share. The options vest one year from the date of grant and become fully exercisable in the event of a change in control as defined in the Company's Amended and Restated 1993 Stock Plan.

Employment Agreement and Change-in-Control Arrangement

   In March 2001, Mr. Freiman entered into a one-year employment agreement that provides an annual base salary of $200,000 and a one-time retention bonus of $250,000. Additionally, Mr. Freiman is eligible for any management bonus plans that the Compensation Committee or the Board may adopt.

   In December 1999, Mr. Freiman was granted a non-qualified stock option to purchase up to 150,000 shares of Common Stock at an exercise price of $0.80 per share. This option vests in full on December 2004 or earlier, in the whole or in part, in the event of a change in control of the Company.

Compensation Committee Interlocks and Insider Participation.

   The members of the compensation committee, Messrs. Eliot and Sofaer, are not current or former officers or employees of the Company, and there are no compensation committee interlocks between NTI and other entities involving NTI's executive officers and board members who serve as executive officers or board members of the other entities.

Report of the Audit Committee

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of Company's financial reporting. The Audit Committee held two meetings during fiscal 2001.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors.
                                          Abraham E. Cohen, Chairman
                                          Thomas L. Eliot, Jr.
                                          Abraham D. Sofaer

Report of the Compensation Committee

   The Company's executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and success of the Company, and align the interests of the Company's executive officers with those of its stockholders. Executive compensation consists of three components, base salary, bonus and stock option grants, each of which are described below.

   The Company strives to compensate its executives at levels that are competitive within its industry. The base salary for each position is reviewed annually and adjusted based on each individual executive's performance. Keeping base salary competitive with industry standard helps to ensure executive retention.

   The Company's bonus program is designed to reward its executives for the Company's overall performance as well as their individual performance. As in base salary, the Company strives to reward its executives with a bonus award that is competitive within its industry.

   Total compensation for executive officers also includes long-term incentives offered in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. The objective of stock option grants is to align the interests of the executive officer with the interests of stockholders due to the fact that the executive can realize a gain only if the

Company's stock appreciates in value. In determining the amount of such grants, the Compensation Committee considers the contributions of each executive to the overall success of the Company in the past fiscal year, the responsibilities to be assumed by each executive in the upcoming fiscal year, appropriate incentives for the promotion of the long-term growth of the Company, and grants made to other executives in the industry holding comparable positions as well as the executive's position within the Company. It is the Company's practice to fix the price of the options at the fair market value on the date of the grant, thereby making the executive's value realized tied directly to gains realized by the stockholders.

Chief Executive Officer Compensation

   Mr. Freiman is compensated with a salary and, depending on performance and the Company's financial condition, a bonus and/or stock option award. In determining employee bonuses and Mr. Freiman's total compensation for fiscal 2001, the Compensation Committee considered the Company's overall performance and voted to award Mr. Freiman with a $30,000 bonus in January 2001. In order to induce Mr. Freiman to continue as President and Chief Executive Officer while the Company explores strategic alternatives, the Compensation Committee recommended that the Company and Mr. Freiman enter into a one-year employment agreement. Pursuant to the March 2001 agreement, Mr. Freiman's annual base salary was increased to $200,000 and he was awarded a one-time cash retention bonus of $250,000.

                                          Theodore L. Eliot, Jr.
                                          Abraham D. Sofaer

Executive Compensation

   The following table sets forth information regarding compensation for the fiscal years ended June 30, 1999 2000 and 2001 received by the Company's Chief Executive Officer during fiscal 2001 and the Company's only other executive officer whose total annual salary and bonus for fiscal year 2001 exceeded $100,000 (the "Named Officers").

                          Summary Compensation Table

                                                                                  Long-Term
                                                                                 Compensation
                                                    Annual Compensation     -------------------
                       -                        ------------------------     Option
Name and Principal Position as of June 30, 2001 Year Salary ($) Bonus($)    Awards(#) Payouts($)
----------------------------------------------- ---- ---------- --------    --------- ----------
    Paul E. Freiman............................ 2001  $168,393  $280,000(1)       --         --
     President and Chief Executive Officer      2000  $155,055        --     225,000         --
                                                1999  $152,527        --     200,000         --
    Lisa U. Carr, M.D., Ph.D................... 2001  $115,054  $ 25,000      40,000   $100,000(2)
      Vice President, Medical Affairs           2000  $102,743        --      52,500         --
                                                1999  $104,360        --     100,000         --

--------
(1) Consists of a bonus of $30,000 and a one-time retention bonus of $250,000 pursuant to March 15, 2001 employment agreement.
(2) Represents retention bonus paid pursuant to February 1, 1999 employment agreement.

   The following table sets forth further information regarding the grants of stock options during the fiscal year ended June 30, 2001 to the Named Officers. Since inception, the Company has not granted any stock appreciation rights.

                         Option Grants in Fiscal 2001





                                               Individual Grant
                              ---------------------------------------------------  Potential Realizable
                              Number of  Percent of Total                            Value at Assumed
                              Securities     Options                              Annual Rates of Stock
                              Underlying    Granted to                            Price Appreciation for
                               Options     Employees in   Exercise or                 Option Term(3)
                               Granted     Fiscal 2001     Base Price  Expiration ----------------------
            Name                (#)(1)        (%)(2)      ($/Share)(1)    Date      5% ($)     10% ($)
            ----              ---------- ---------------- ------------ ----------  -------    --------
Paul E. Freiman..............       --          --              --           --        --          --
Lisa U. Carr, M.D., Ph.D.....   40,000          37%          $2.59      5/16/11   $65,153    $165,111

--------
(1) The options were granted under the Company's Amended and Restated 1993 Stock Plan. The exercise price of all the options was equal to 100% of the fair market value on the date of grant.
(2) Based on a total of 107,500 stock options granted to employees during fiscal year ended June 30, 2001.
(3) These figures represent the potential value of the option over its ten-year term, assuming annual stock price appreciation of 5% and 10%. These assumed rates of return are only hypothetical and are not necessarily indicative of the future performance of the Company's stock price.

Aggregated Option Exercises and Fiscal Year-End Option Values in Last Fiscal
                                     Year

                                                                                    Value of Unexercised
                               Number of            Number of Unexercised Options  In-the-Money Options at
                                 Shares     Value    Held at Fiscal Year End (#)   Fiscal Year End ($)(1)
                              Acquired on  Realized ----------------------------- -------------------------
            Name              Exercise (#)   ($)    Exercisable     Unexercisable Exercisable Unexercisable
            ----              ------------ -------- -----------     ------------- ----------- -------------
Paul E. Freiman..............      --         --      421,562          338,438     $679,798     $596,033
Lisa U. Carr, M.D., Ph.D.....      --         --       38,343          115,782     $ 68,008     $138,233

--------
(1) Based on the amount, if any, by which the last per share quote of the Common Stock on the Nasdaq SmallCap Market for the year ended June 30, 2001 ($3.15) exceeds the exercise price.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding the Company's outstanding shares of each class of equity securities beneficially owned as of September 21, 2001 by: (1) each person who is known to the Company to own beneficially more than five percent of each class of the outstanding equity securities; (2) each of the Company's directors; (3) the officers named in the Summary Compensation Table above; and (4) all directors and executive officers as a group. The information relating to share ownership is based upon information furnished to the Company. The number of shares of Common Stock beneficially owned by an individual as reported in the second column below, as well as the number of shares of Common Stock deemed outstanding in computing such individual's percentage ownership as reported in the fourth column below, includes shares of Common Stock issuable upon conversion of shares subject to warrants or options exercisable within 60 days after September 21, 2001 as if such shares were outstanding on September 21, 2001, but does not include shares subject to any other warrants or options. The Company believes that the beneficial owners of each class of equity securities, based on information supplied by such owners, have sole investment and voting power with respect to the shares of each class of equity securities shown as being beneficially owned by them, except as otherwise set forth in the footnotes to the table.

                                                       Number Subject to               Number
                                             Number of    Options and     Percentage  of Shares  Percentage
                                             Shares of      Warrants          of     of Series A of Series A
                                              Common   Exercisable Within   Common    Preferred   Preferred
             Name and Address                  Stock        60 days         Stock       Stock       Stock
             ----------------                --------- ------------------ ---------- ----------- -----------
Lindsay A. Rosenwald, M.D.(1)............... 1,758,000       500,000          9.8%          --        --
    787 Seventh Avenue, 48th Floor
    New York, NY 10019
Arthur Rock(2).............................. 1,642,470       337,071          9.2%          --        --
    One Maritime Plaza, #1220
    San Francisco, CA 94111
New York Life Insurance Company(3)..........   553,750            --          3.2%     400,000      25.3%
    51 Madison Avenue, Room 206
    New York, NY 10010
Clipper Bay.................................   900,000            --          5.1%          --        --
    55 Water Street, 3rd Floor
    New York, NY 10041
Paul E. Freiman(4)..........................   550,700       495,000          3.1%          --        --
Enoch Callaway, M.D.(5).....................   143,919        44,671            *        4,000         *
Abraham E. Cohen............................   596,391       235,644          3.4%     100,000       6.3%
Theodore L. Eliot, Jr.(6)...................    94,660        67,116            *           --        --
Abraham D. Sofaer...........................   577,431       199,504          3.3%     100,000       6.3%
John B. Stuppin(7)..........................   690,931        21,750          3.9%     100,000       6.3%
Lisa U. Carr, M.D., Ph.D....................    71,599        56,885            *           --        --
All directors and executive officers (as a
  group 7 persons)(8)....................... 2,725,631     1,118,970         14.6%     304,000      19.2%

--------
 * Less than 1%
(1)According to Schedule 13G/A filed February 14, 2001 by Aries Financial Services, Inc.
(2)According to Schedule 13D/A filed November 19, 1999 by Arthur Rock and information provided by the Company.
(3)According to Schedule 13G/A filed February 12, 2001 by New York Life Insurance Company.
(4)The number of shares of common stock shown includes 55,700 shares held in the estate of Paul E. Freiman and Anna Mazzuchi Freiman.
(5)The number of shares of common stock shown includes 96,052 shares held by The Callaway Family Trust dated May 30, 1995. Dr. Callaway may be deemed to have a beneficial interest in the shares held by the Callaway Trust.

(6)The number of shares of common stock shown includes 27,544 shares held by Theodore L. Eliot, Jr. and Patricia P. Eliot, Trustees, the Eliot Trust, February 27, 1987. Mr. Eliot may be deemed to have a beneficial interest in the shares held by the Eliot Trust.
(7)The number of shares of common stock shown includes 667,681 shares held by John B. Stuppin and Jane K. Stuppin, Trustees UTD dated March 11, 1991, 500 shares held by Mrs. Stuppin, and 1,500 shares held in Mr. Stuppin's individual retirement account (IRA). Mr. Stuppin may be deemed to have a beneficial interest in the shares held by the Stuppin Trust and Mrs. Stuppin.
(8)The number of shares of common stock shown includes shares included pursuant to notes 4-7.

Stock Performance Graph

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder returns on the Company's Common Stock over a five-year period with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotech Index. The graph assumes that $100.00 was invested on June 30, 1997 in the Company's common stock and each index and that all dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's common stock.






                                    [CHART]



                                6/30/97 6/30/98 6/30/99 6/30/00 6/30/01
                                ------- ------- ------- ------- -------
         NTI...................   100      39      39     377     140
         Nasdaq Composite Index   100     131     186     275     150
         Nasdaq Biotech Index..   100     103     164     393     328

Section 16(a) Beneficial Ownership Reporting Compliance

   Under the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. To the Company's knowledge, all reports required to have been filed in fiscal 2001 have been timely filed. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Securities and Exchange Commission.

                                  PROPOSAL 2

                         APPROVAL OF AMENDMENT TO THE
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

   The 1993 Stock Plan of Neurobiological Technologies, Inc. (the "1993 Stock Plan") was adopted by the Company's Board of Directors on November 18, 1993 and was subsequently amended and restated, with stockholder approval, on February 15, 1994. The 1993 Stock Plan was amended again, with stockholder approval on November 16, 1994, November 4, 1997 and October 12, 1999.

Summary of Amendment

   The amendment to the 1993 Stock Plan approved by the Board of Directors and submitted for stockholder approval will increase the number of shares of Common Stock reserved for issuance under the 1993 Stock Plan by 200,000 shares to a total of 2,700,000 shares. As of June 30, 2001, a total of 74,365 shares of Common Stock were available for future option grants or direct sales under the 1993 Stock Plan.

              Description of Amended and Restated 1993 Stock Plan

Purpose

   The purpose of the 1993 Stock Plan is to offer selected directors, employees, consultants and advisors of the Company an opportunity to acquire a proprietary interest in the success of the Company or to increase such interest by purchasing shares of the Company's Common Stock.

Administration

   The 1993 Stock Plan is administered by the Company's Compensation Committee. Subject to the limitations set forth in the 1993 Stock Plan, the Compensation Committee has the authority to determine to whom the options will be granted and shares will be sold, the number of shares to be offered for sale and the number of options to be granted, the price and other terms and conditions of each sale of shares and the exercise price and terms and conditions of each option and the type of option (ISO or NSO, as described below) to be granted, to interpret the 1993 Stock Plan and adopt rules thereunder, and to make all other decisions relating to the operation of the 1993 Stock Plan.

Eligibility and Shares Subject to the 1993 Stock Plan

   Under the 1993 Stock Plan, 2,700,000 shares of Common Stock have been reserved for issuance (200,000 shares of which are subject to stockholder approval at the Annual Meeting) by direct sale or upon exercise of options granted to directors, employees, consultants and advisors of the Company. The 1993 Stock Plan provides for the grant of both incentive stock options ("ISOs") intended to qualify as such under section 422 of the Internal Revenue Code, as amended (the "Code"), and nonstatutory stock options ("NSOs"). ISOs may be granted only to employees of the Company. NSOs may be granted, and Common Stock may be sold directly, to directors, employees, consultants and advisors of the Company. Pursuant to the 1993 Stock Plan, each non-employee director receives a one-time grant of an NSO covering 5,000 shares on the date such director first joins the Board and each continuing non-employee director receives an annual grant of an NSO covering 1,000 shares at the conclusion of each Annual Meeting. Non-employee directors are also eligible to receive discretionary grants as determined by the Compensation Committee. The 1993 Stock Plan further provides that options to any optionee in any fiscal year shall not cover more than 250,000 shares in a single fiscal year. If the options granted under the 1993 Stock Plan shall for any reason expire or be canceled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the 1993 Stock Plan. If shares issued under the 1993 Stock Plan are forfeited, they also become available for new grants.

   With the exception of the annual grants of NSOs which will be made to non-employee directors as described above, the allocation of the additional shares of stock that the stockholders are being asked to approve has not been determined. The Compensation Committee will determine the number of options (and any other awards) to be allocated to participants in the 1993 Stock Plan in the future, and such allocation may only be made in accordance with the provisions of the 1993 Stock Plan.
   The following table shows the number of shares of Common Stock currently issuable upon exercise of options granted to the named individuals and groups under the 1993 Stock Plan during fiscal 2001. All options were granted at fair market value as of the date of grant.

                                                            Number of
                                                             Shares
                                                           Underlying
                 Name                                    Options Granted
                 ----                                    ---------------
Paul E. Freiman.........................................          0
 Chief Executive Officer and President
Lisa U. Carr, M.D., Ph.D................................     40,000
 Vice President Medical Affairs
All executive officers as a group (2 Persons)...........     40,000
All directors who are not executive officers as a group.      4,000
All employees (other than executive officers) as a group     67,500

Terms of Options

   Options granted pursuant to the 1993 Stock Plan will vest at the time or times determined by the Compensation Committee.

   The maximum term of each ISO granted under the 1993 Stock Plan is 10 years (five years in the case of an ISO granted to a 10% stockholder). There is no limit on the term of an NSO, which will be determined by the Compensation Committee.

   The exercise price of ISOs must not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of an ISO grant to a 10% stockholder). The exercise price of NSOs must not be less than the par value of a share of Common Stock, except for NSOs granted to non-employee directors pursuant to the plan's automatic grant program, which provides that the exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant. Under the 1993 Stock Plan, the exercise price is payable in cash or Common Stock or with a full-recourse promissory note. The 1993 Stock Plan also permits an optionee to pay the exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes, or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or a part of the exercise price and any withholding taxes.

Terms of Awards or Sales

   The terms of any sale of shares of Common Stock under the 1993 Stock Plan will be set forth in a purchase agreement to be entered into between the Company and each purchaser. The terms of the stock purchase agreements entered into under the 1993 Stock Plan need not be identical, and the Compensation Committee shall determine all terms and conditions of each such agreement, which shall be consistent with the 1993 Stock Plan. The purchase price for shares sold under the 1993 Stock Plan shall not be less than the par value of such shares. The purchase price may be paid, at the Compensation Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1993 Stock Plan in consideration of services rendered prior to the award, without cash payment by the recipient.

   Shares sold under the 1993 Stock Plan will vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting terms are determined by the Compensation Committee and may be based on the recipient's service, individual performance, the Company's performance or other such criteria as the Compensation Committee may adopt. Shares may be subject to repurchase by the Company at their original purchase price in the event that any applicable vesting terms are not satisfied. Shares sold under the 1993 Stock Plan will be subject to restrictions on resale or transfer until they have vested. Any right to acquire shares under the 1993 Stock Plan (other than an option) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Compensation Committee. A holder of shares sold under the 1993 Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

Duration, Amendment and Termination

   The Board of Directors may amend, suspend or terminate the 1993 Stock Plan at any time, except that any such amendment, suspension, or termination shall not affect any option previously granted. Any amendment of the 1993 Stock Plan is subject to approval of the Company's stockholders only to the extent required by applicable law. Unless sooner terminated by the Board of Directors, the 1993 Stock Plan will terminate on September 30, 2004 and no further options may be granted or stock sold pursuant to such plan following the termination date.

Effect of Certain Corporate Events

   Outstanding awards under the 1993 Stock Plan provide for the automatic vesting of the stock options upon a change in control. Future stock option agreements and common stock purchase agreements entered into pursuant to the 1993 Stock Plan will contain similar provisions, unless otherwise determined by the Compensation Committee.

   For purposes of the 1993 Stock Plan, the term "change in control" means either of the following events: (1) a change in the composition of the Board of Directors occurs as a result of which fewer than one-half of the incumbent directors are directors who either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board of Directors with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (2) any person is or becomes, by acquisition or aggregation of securities, the direct or indirect beneficial owner of securities representing 30% or more of the voting power of the Company's then outstanding securities. A change in the relative beneficial ownership under (2) above by reason of a reduction in the number of outstanding securities of the Company will be disregarded.

   In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, a recapitalization, spin-off, reclassification, or similar occurrence, the Compensation Committee will make adjustments in the number and/or exercise price of the options and/or the number of shares available under the 1993 Stock Plan as appropriate.

   In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised or settled, in all cases without the optionee's consent.

Federal Income Tax Consequences of Options and Awards Under the Plan

   The following is a general summary of the typical federal income tax consequences of the issuance and exercise of options under the Plan. It does not describe state or other tax consequences of the issuance and exercise of options or of a grant of restricted stock.

   Options. The grant of an ISO has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for "regular" tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the "option spread") is includible in the optionee's "Alternative Minimum Taxable Income" for purposes of the Alternative Minimum Tax. If the optionee does not dispose of the stock acquired upon exercise of an ISO until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a "disqualifying disposition"), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with ISOs, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

   The grant of a NSO has no federal income tax effect on the optionee. Upon the exercise of a NSO, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a NSO, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held.

   In the case of both ISOs and NSOs, special federal income tax rules apply if the Company common stock used to pay all or part of the option price. Special rules may also apply when a transferable option is transferred.

   Awards. Upon receipt of an award of shares, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the "spread"). However, if the common stock is subject to a "substantial risk of forfeiture" (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make a Section 83(b) Election, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under an NSO (see above).

Required Approval

   In order to be adopted, a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote must vote on this proposal, and it must receive the affirmative vote of a majority of the shares voting.

   The Board of Directors of the Company recommends a vote "FOR" the approval of the amendment of the Company's Amended and Restated 1993 Stock Plan.

                                  PROPOSAL 3

                     RATIFICATION OF INDEPENDENT AUDITORS

   On recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2002, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since fiscal 1992. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

   Audit Fees. During the fiscal year ended June 30, 2001, the aggregate fees from Ernst & Young LLP for the audit of the Company's financial statements for such fiscal year and for the review of the Company's interim financial statements was $129,040.

   Financial Systems Design and Implementation Fees. During the fiscal year ended June 30, 2001, Ernst & Young LLP did not perform any information technology consulting services.

   All Other Fees. During fiscal year ended June 30, 2001, the aggregate fees from Ernst & Young LLP for professional services other than audit and information technology consulting services was $60,000, consisting of $44,500 for audit related services for SEC registration statements and accounting consultation services and $15,500 for tax compliance and tax consultation services.

   The Audit Committee has determined the rendering of all non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence.

Required Approval

   Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

   The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as the Company's independent auditors.

                               OTHER INFORMATION

   A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 is enclosed with this proxy statement.

                             STOCKHOLDER PROPOSALS

   The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the 2002 annual meeting of stockholders is June 11, 2002, pursuant to Rule 14a-8 of the Securities and Exchange Commission. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is August 20, 2002, pursuant to Rule 14a-4(c)(1) of the Securities and Exchange Commission.

                                 OTHER MATTERS

   The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Paul E. Frieman
                                          Paul E. Freiman
                                          President and Chief Executive Officer

Richmond, California
October 9, 2001

   YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                                  APPENDIX A

                     AMENDED AND RESTATED 1993 STOCK PLAN
                                      OF
                      NEUROBIOLOGICAL TECHNOLOGIES, INC.

SECTION 1. ESTABLISHMENT AND PURPOSE.

   Its purpose is to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under section 422 of the Code.

   The Plan is intended to comply in all respects with Rule 16b 3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS.

   (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

   (b) "Change in Control" shall mean the occurrence of either of the following events:

      (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

          (A) Had been directors of the Company 24 months prior to such change;
       or

          (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

      (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

   (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

   (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

   (e) "Company" shall mean Neurobiological Technologies, Inc., a Delaware corporation.

   (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

   (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

   (i) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

      (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

      (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

      (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

      (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

   Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

   (j) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

   (k) "Nonstatutory Option" shall mean a stock option not described in sections 422(b) or 423(b) of the Code.

   (l) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

   (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

   (n) "Optionee" shall mean an individual who holds an Option.

   (o) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

   (p) "Plan" shall mean this 1993 Stock Plan of Neurobiological Technologies, Inc., as amended from time to time.

   (q) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

   (r) "Service" shall mean service as an Employee.

   (s) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

   (t) "Stock" shall mean the Common Stock of the Company.

   (u) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

   (v) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

   (w) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

   (x) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3. ADMINISTRATION.

   (a) Committee Membership. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Company and shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b 3 (or its successor) under the Exchange Act. The Board of Directors may appoint a separate committee of the Board of Directors, composed of one or more directors of the Company who need not be disinterested directors, who may administer the Plan with respect to Employees who are not officers or directors of the Company, may grant Shares and Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

   (b) Disinterested Directors. A member of the Board of Directors shall be deemed "disinterested" only if he or she satisfies:

      (i) Such requirements as the Securities and Exchange Commission may establish for disinterested administrators of plans designed to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

      (ii) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

   An Outside Director shall not fail to be "disinterested" solely because he or she receives the Nonstatutory Options described in Section 4(b).

   (c) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

   (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

      (i) To interpret the Plan and to apply its provisions;

      (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

      (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

      (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

      (v) To select the Offerees and Optionees;

      (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

      (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

      (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

      (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

      (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

      (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

   All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

   (a) General Rules. Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

   (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

      (i) An Outside Director who first becomes a member of the Board of Directors after February 15, 1994, shall receive a one-time grant of a Nonstatutory Option (subject to adjustment under Section 9). Such Nonstatutory Option shall be granted on the date when such Outside Director first joins the Board of Directors. The foregoing notwithstanding, no grant under this Paragraph (ii) shall be made to a new Outside Director if he or she replaces a former Outside Director and the new and former Outside Directors are both affiliated with the same investment fund or similar entity.

      (ii) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option covering 1,000 Shares (subject to adjustment under Section 9), except that such Nonstatutory Option shall not be granted in the calendar year in which the same Outside Director received a Nonstatutory Option described in Paragraph (ii) above.

      (iii) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall become exercisable in full on the first anniversary of the date of grant. All such Nonstatutory Options shall also become exercisable in full in the event of (A) a Change in Control or (B) the termination of the Outside Director's service because of death, Total and Permanent Disability or retirement at or after age 65.

      (iv) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

      (v) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and Permanent Disability or (C) the date 12 months after the termination of such Outside Director's service because of death or Total and Permanent Disability.

      (vi) A Nonstatutory Option grant to an Outside Director under this Subsection (b) shall be invalid if such Outside Director declines to execute a Stock Option Agreement pursuant to Section 7(a).

   The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

   (c) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

   (d) Attribution Rules. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

   (e) Outstanding Stock. For purposes of Subsection (c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

   (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which is issued under the Plan to all Employees (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,700,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

   (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

   (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

   (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

   (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in
Section 8.

   (d) Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

   (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

   (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

   (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. Options granted to any Optionee in a single fiscal year shall in no event cover more than 250,000 Shares, subject to adjustment in accordance with Section 9.

   (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than the par value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in
Section 8.

   (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

   (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of a Change in Control, in the event of the Optionee's death, Total and Permanent Disability or retirement or upon other events.

   (f) Term. Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide that the Option will expire before the end of its normal term in the event that the Optionee's Service terminates.

   (g) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

   (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

   (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

   (j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

   (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

      (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

      (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections
   (b), (c), (d) or (f) below.

      (iii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d) or (f) below.

   (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

   (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

   (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

   (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

   (f) Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 9. ADJUSTMENT OF SHARES.

   (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available under Section 5 for future grants to all Employees, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b),
(iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

   (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

   (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

   Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO RETENTION RIGHTS.

   Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12. DURATION AND AMENDMENTS.

   (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of November 16, 1994, subject to the approval of the Company's stockholders. The Plan, if not extended, shall terminate automatically on September 30, 2004. It may be terminated on any earlier date pursuant to Subsection (b) below.

   (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of Section 4(b) relating to the amount, price and timing of grants to Outside Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws or regulations.

   (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.

   To record the amendment and restatement of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                          NEUROBIOLOGICAL TECHNOLOGIES, INC.
                                          By /s/ Paul E. Freiman
                                          President and Chief Executive Officer

                                                                                                              Please mark
                                                                                                              your votes
                                                                                                              as indicated  [X]





                                     FOR   WITHHOLD
                                     ALL   ALL
                                     [_]   [_]
                                                                                                 FOR      AGAINST      ABSTAIN
ITEM 1 - ELECTION OF DIRECTORS                        ITEM 2 - AMENDMENT TO 1993 STOCK PLAN      [_]        [_]          [_]
   Nominees:   01 Paul E. Freiman
               02 Theodore L. Eliot, Jr.
               03 Abraham E. Cohen
               04 Abraham D. Sofaer
               05 Enoch Callaway, M.D.
               06 John B. Stuppin                                                                FOR      AGAINST      ABSTAIN
                                                      ITEM 3 - RATIFICATION OF APPOINTMENT OF    [_]        [_]          [_]
   Instruction: To withhold                           INDEPENDENT AUDITORS
   authority to vote for any
   Nominee print the name(s)
   here and check box "FOR ALL".


----------------------------------------
     (write nominee(s) name here)





Signature(s) _______________________________________ Dated _______________, 2001

Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


________________________________________________________________________________
                       Detach here from proxy voting card

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the company to be held on Thursday, November 15, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees described in the proxy statement, FOR the amendment to the 1993 Stock Plan and FOR the ratification of appointment of independent auditors.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

       (Continued, and to be marked, dated and signed, on the other side)

________________________________________________________________________________
                              FOLD AND DETACH HERE